EXHIBIT 10.2(b)

AMENDED AND RESTATED LETTER AGREEMENT NO. 4

As of May 10, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: FLEXIBILITY

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900 Aircraft and A350-900 Aircraft Purchase Agreement dated November 24, 2014 as amended, modified or supplemented from time to time, including on the date hereof (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

This amended and restated Letter Agreement No. 4 (hereinafter referred to as the “Letter Agreement No.4”), dated as of the date hereof, cancels and replaces the Letter Agreement No. 4 entered into between the Buyer and the Seller on November 24, 2014.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 4 have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 4.

Both parties agree that this Letter Agreement No. 4 shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 4 shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 4 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 4 shall govern.

1.	FLEXIBILITY

The Seller hereby grants to the Buyer the following flexibility rights (the “Flexibility Rights”):

1.1	A330-900 Flexibility

1.1.1	[***]

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1.1.1.1	The Seller grants the Buyer the right to [***] (each an [***]) certain firmly ordered A330-900 Aircraft [***] subject to the following:

(i)	[***]

(ii)	[***]

(iii)	[***]

1.1.1.2	[***]

[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

1.1.1.3	[***]

[***]

(i)	[***]

(ii)	[***]

1.1.2	[***]

1.1.2.1	The Seller grants the Buyer the right [***], subject to the following:

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

1.1.2.2	[***]

[***]

(i)	[***]

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(ii)	[***]

(iii)	[***]

(iv)	The Seller’s obligation to comply with an A330-900 [***] shall be subject to the provisions of Paragraph 1.3.

1.1.2.3	[***]

[***]

(i)	[***]

(ii)	[***]

1.2	A350-900 Flexibility

1.2.1	[***]

1.2.1.1	[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

1.2.1.2	[***]

[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

1.2.1.3	[***]

[***]

(i)	[***]

(ii)	[***]

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[***]

1.2.2	[***]

1.2.2.1	The Seller grants the Buyer the right [***].

1.2.2.2	[***]

[***]

(i)	[***]

(ii)	[***]

1.2.2.3	[***]

[***]

(i)	[***]

(ii)	[***]

1.2.3	[***]

1.2.3.1	[***]
[***]

1.2.3.2	[***]

[***]

(i)	[***]

(a)	[***]

(b)	[***]

(ii)	[***]

(iii)	[***]

(a)	[***]

(b)	[***]

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[***]

(iv)	[***]

1.3	General provisions applicable to Flexibility Rights

1.3.1	[***]

1.3.2	[***]

1.3.3	[***]

1.3.4	[***]

2.	[***]

2.1	[***]

(i)	[***]

(ii)	[***]

2.2	[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

3.	ASSIGNMENT

This Letter Agreement No. 4 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

4.	CONFIDENTIALITY

This Letter Agreement No. 4 is subject to the terms and conditions of Clause 22.7 of the Agreement.

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5.	COUNTERPARTS

This Letter Agreement No. 4 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,
AIRBUS S.A.S.
By: /s/ Christophe Mourey
         Its: Senior Vice President Contracts

Accepted and Agreed
DELTA AIR LINES, INC.

By: /s/ Gregory A. May
Its: Senior Vice President

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AMENDED AND RESTATED LETTER AGREEMENT NO. 8

As of May 10, 2017

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900 Aircraft and A350-900 Aircraft Purchase Agreement dated November 24, 2014 as amended, modified or supplemented from time to time, including on the date hereof (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

This amended and restated Letter Agreement No. 8 (hereinafter referred to as the “Letter Agreement No.8”), dated as of the date hereof, as defined in Amendment No.3 of the Agreement, cancels and replaces the Letter Agreement No. 8 entered into between the Buyer and the Seller on November 24, 2014.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 8 have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 8.

Both parties agree that this Letter Agreement No. 8 shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 8 shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 8 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 8 shall govern.

1	WARRANTIES

1.1	Warranties and Service Life Policy

1.1.1	Standard Warranty

Subclause 12.1.3 of the Agreement is deleted in its entirety and replaced with the following:
[***]

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1.1.2	Seller Service Life Policy

Subclauses 12.2.2 and 12.2.3 of the Agreement are deleted in their entirety and replaced with the following:

“12.2.2    Periods and Seller’s Undertaking

Subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item within [***] the Buyer, the Seller shall, at its own discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation in the cost as hereinafter provided, either:

(i)
design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts unless a part of an Item), or

(ii)	replace such Item.

12.2.3 Seller’s Participation in the Cost

Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer at the Seller’s current sales price therefor, less the Seller’s financial participation, which shall be determined in accordance with the following formula:

[***]

1.1.3	[***]

[***]

1.1.4	[***]

[***]

[***]

1.1.5	[***]

[***]

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[***]

[***]

[***]

[***]

2	TECHNICAL PUBLICATIONS

2.1	Clause 14.6 of the Agreement is deleted in its entirety and replaced with the following: “14.6 Revision Service
[***]

Thereafter revision service shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.”

3	[***]

3.1	[***]

3.1.1	[***]

3.1.1.1	[***]

[***]

[***]

3.1.1.2	[***]
[***]

(a)	[***]

(i)	[***]

(ii)	[***]

(b)	[***]

[***]

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[***]

3.1.2	[***]

[***]

[***]

(A)	[***]

(B)	[***]:

(i)	[***]

(ii)	[***]

[***]

3.1.3	[***]

[***]

(i)	[***]

(ii)	[***]

[***]

[***]

3.2	[***]

3.2.1	[***]

3.2.1.1	[***]

[***]

[***]

3.2.1.2	[***]
[***]

(a)	[***]

(i)	[***]

(ii)	[***]

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(b)	[***]

[***]
[***]

3.2.2	[***]

[***]

[***]

[***]

3.2.3	[***]

[***]

(i)	[***]
[***]

[***]

4	[***]

[***]

[***]

[***]

[***]

5	ASSIGNMENT

This Letter Agreement No. 8 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

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6	CONFIDENTIALITY

This Letter Agreement No. 8 is subject to the terms and conditions of Clause 22.7 of the Agreement.

7	COUNTERPARTS

This Letter Agreement No. 8 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,
AIRBUS S.A.S.

By: /s/ Christophe Mourey
Its: Senior Vice President Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: Gregory A. May
Its: Senior Vice President

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